EXHIBIT 10.6
MODIFICATION OF LOAN AGREEMENT

THIS MODIFICATION OF LOAN AGREEMENT is made and entered into on  September 30, 2011 by and between SUMMIT HOTEL OP, LP, a Delaware limited partnership ("Borrower") (successor by merger with Summit Hotel Properties, LLC, ("Summit")), and ING LIFE INSURANCE AND ANNUITY COMPANY, a Connecticut corporation ("Lender").

WITNESSETH:

WHEREAS, Summit and Lender entered into that certain Loan Agreement dated June 15, 2006, as amended (collectively, the "Loan Agreement");

WHEREAS, on this date Borrower and Lender have completed two (2) Substitutions (as defined in the Loan Agreement) pursuant to Section 3.08 of the Loan Agreement; and

WHEREAS, Borrower and Lender desire to amend the Loan Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained and TEN AND NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Borrower and Lender, intending to be legally bound, agree that the Loan Agreement is modified as follows:

1.
The Loan Agreement is hereby modified to delete Section 3.07 of the Loan Agreement in its entirety; there shall be no Release Privilege (as defined in the Loan Agreement) throughout the remaining term of the Note (as defined in the Loan Agreement) and all references to said Section 3.07 in the Loan Documents (as defined in the Loan Agreement) are hereby deleted. Accordingly, there is no reason to reallocate Allocation Percentages or Principal Allocations (as both terms are defined in the Loan Agreement).

2.
Borrower and Lender agree that although Lender has permitted three (3) Substitutions as  of the date hereof, Borrower shall be permitted to request and close one (1) additional Substitution pursuant to Section 3.08 of athe Loan Agreement during the remaining term of the Note, subject to Lender's approval, in its sole discretion.

3.	Except as expressly modified hereby, the Loan Agreement shall remain in full force and effect, Borrower and Lender hereby ratifying and affirming the same.

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IN WITNESS WHEREOF, the parties hereto have caused this Modification to be executed as of the day and year first above-written.

BORROWER:

SUMMIT HOTEL OP, LP, a Delaware limited partnership

By:	Summit Hotel GP, LLC, a Delaware limited liability company, General Partner

By:	Summit Hotel Properties, Inc., a Maryland corporation, Sole Member

By: /s/ Christopher Eng
Name: Christopher Eng
Title: Secretary

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LENDER:

ING LIFE INSURANCE AND ANNUITY COMPANY, a Georgia corporation

By:	ING Investment Management LLC, as Authorized Agent

By: /s/ Kurt Wassenar
Name: Kurt Wassenar
Title: Vice President